UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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The Children’s Place Retail Stores, Inc.
(Name of Registrant as Specified In Its Charter)

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On July 23, 2009, The Children’s Place Retail Stores, Inc. (the “Company”) published the following press release and mailed the letter following the press release to the Company’s stockholders:

FOR IMMEDIATE RELEASE

THE CHILDREN’S PLACE SENDS LETTER TO STOCKHOLDERS

Cites Unanimous Recommendations From All Four Independent Proxy Advisory Firms to Vote FOR the Company’s Highly Qualified and Independent Incumbent Nominees

Secaucus, New Jersey — July 23, 2009 — The Children’s Place Retail Stores, Inc. (Nasdaq: PLCE) today sent a letter to stockholders citing the unanimous recommendations of all four independent proxy advisory firms to vote FOR the Company’s three highly qualified and independent incumbent directors — Sally Frame Kasaks, Malcolm Elvey, and Norman Matthews — up for election at the 2009 Annual Meeting of Stockholders on July 31, 2009.

The letter also highlights the Company’s strong performance following Mr. Dabah’s resignation — since September 26, 2007, the day Mr. Dabah resigned, The Children’s Place stock price has risen 22%, while the S&P Retail Index has fallen 29% during that period. The Children’s Place urges its stockholders to vote the WHITE proxy card FOR its nominees, who have extensive industry experience and outstanding corporate governance credentials.

The full text of the letter follows:

July 23, 2009

COMPANY NOMINEES RECEIVE UNANIMOUS ENDORSEMENT FROM ALL FOUR

INDEPENDENT PROXY ADVISORY FIRMS

To Our Stockholders:

The Company’s Annual Meeting is rapidly approaching and it is crucial that all stockholders of The Children’s Place cast their votes on the WHITE proxy card accompanying this letter as soon as possible.  Recently, the Company’s highly qualified and independent nominees have received the endorsement of all four independent proxy advisory firms whose clients include hundreds of institutional investors, mutual funds, money managers and other fiduciaries.  These firms are unanimous in recommending that The Children’s Place stockholders vote FOR the Company’s three nominees, Sally Frame Kasaks, Malcolm Elvey and Norman Matthews — and that stockholders DO NOT VOTE FOR Mr. Dabah’s hand-picked nominees or his bylaw proposal.

As you know, under the current Board and management team, The Children’s Place has been revitalized and is now positioned as a leading value-oriented retailer of children’s apparel and accessories.  We urge stockholders to vote to protect the value of their investment by supporting the Company’s highly qualified and independent incumbent nominees.  Since Ezra Dabah was forced to resign as CEO in September 2007, The Children’s Place has generated strong results and the Company’s stock price has significantly outperformed its peers* under the leadership of your current Board and management. The Company is proud of its track record of creating value and asks for your support to continue to build on the Company’s recent successes.  In fact, The Children’s Place stock price is up 22% since new leadership was installed following Mr. Dabah’s resignation, while the S&P Retail Index is down 29% during that period.

OBJECTIVE THIRD PARTIES UNANIMOUSLY RECOMMEND STOCKHOLDERS VOTE
FOR ALL THREE COMPANY NOMINEES ON THE WHITE CARD!

We are pleased that RiskMetrics Group (formerly ISS), Glass Lewis & Co., PROXY Governance, Inc. and Egan-Jones Proxy Services, the four trusted independent voices for investors, have recommended that The Children’s Place stockholders cast their votes FOR all three of the Company’s nominees, Sally Frame Kasaks, Malcolm Elvey, and Norman Matthews, at the upcoming Annual Meeting.  These four firms have also recommended that stockholders DO NOT VOTE FOR Ezra Dabah’s three hand-picked nominees or his bylaw proposal. These third-party endorsements further underscore our strong belief that the Company’s highly qualified independent directors are best suited to lead The Children’s Place forward and that it is NOT in stockholders best interests to provide Mr. Dabah with any more representation on the Board.

In its analysis, RiskMetrics noted:

•                  “RMG…recommends that shareholders support the incumbent nominees and vote FOR Ms. Kasaks, and Messrs. Elvey and Matthews.”

•                  “Comparatively, PLCE’s share price has outperformed its peer group since Mr. Crovitz’s appointment as the CEO in Sept 2007.”

•                  “…our findings show that the company’s financial performance since Mr. Crovitz has been CEO overall demonstrates positive performance relative to the company’s peers.”

•                  “…we ascribe 2008 performance to Crovitz as he was directly involved with the daily running of the business from that fiscal year onward.”

•                  “…shareholders seem to have benefited from the oversight provided by the interim management as indicated by PLCE’s share price performance since Mr. Crovitz’s appointment in Sept 2007.”

•                  “…Wall Street also seems to be generally supportive of the interim management and incumbent board’s performance…”

In its analysis, Glass Lewis noted:

•                  “…we recommend that shareholders vote FOR all management nominees on the WHITE card.”

•                  “…the board and management team have performed well since late 2007.  The executive management has implemented a number of strategic and operational changes which have yielded positive results. We note that the Company’s stock price has outperformed its peers over the period beginning on September 25, 2007, the date after the resignation of Mr. Dabah as CEO, and ending on May 5, 2009, the date that the Dissident notified the Company that it would initiate its proxy contest. We observed that the Company’s stock increased 37% during this period while a broad index of 15 retail peers declined 43.3% and an index of large retail competitors increased just 3.4%.”

•                  “…we find no reason to believe that the current board and management team are not acting in the best interests of shareholders. The board and management proactively addressed a number of substantial internal problems and implemented new growth strategies.”

•                  “…the Dissident currently holds two seats on the board which provides adequate access to the remainder of the board to solicit support for the Committee’s growth strategies and is roughly equivalent to its economic stake in the Company.”

In its analysis, PROXY Governance noted:

•                  “We believe that the current board - in restoring the company’s operating and fiscal health over the nearly two years since dissident Dabah stepped down as CEO, and in its strategic vision for the company’s future success - has demonstrated compelling stewardship and a significant commitment to the best interests of all shareholders, and should be granted additional latitude - including shareholder support for the three incumbent directors standing for re-election at this meeting - to pursue its strategic plan.”

•                  “Simply as a specialty retailer in a deep recession - let alone as a company which exited the 2007 holiday season with huge levels of unsold inventory, heavy balances remaining on its credit lines going into a quarter when retailers generate little cash, and a former CEO intent on regaining control by forcing a sale, prosecuting a proxy contest, and suing the board to obtain an earlier annual meeting date - this board’s performance has been spectacular.”

•                  “The company’s performance since Dabah stepped down as CEO, as many equity analysts have noted, is much more complex than ‘just’ cutting costs - and much more likely to achieve future success than the trajectory established in Dabah’s final years as CEO.”

•                  “The growing liquidity risk at the end of Dabah’s tenure - driven not just by huge capital drains and underwhelming operating performance of his big box strategy, but by an operating response to grow inventory 24% year-over-year despite weakening demand signals in a peak selling season - speaks volumes about the difference between having a vision for the future and operating a public company in the best interests of all shareholders.”

In its analysis, Egan-Jones noted:

•                  “We believe that the management ballot deserves our support.”

•                  “…we believe election of the slate of director nominees presented by the management is in the best interest of the Company and its shareholders.”

•                  “We are of the view that election of the Committee’s [Mr. Dabah’s] nominees would not contribute meaningfully to the quality of the Company’s board of directors.”

•                  “…the Committee [Mr. Dabah] has failed to persuade us that support of its ballot would operate to the benefit of all shareholders during a challenging retail environment.”

We urge stockholders to follow the UNANIMOUS recommendation of the four independent proxy voting advisory firms and vote to protect the value of their investment by supporting the Company’s independent nominees.

THE CHILDREN’S PLACE HAS THE RIGHT BOARD IN PLACE
TO CONTINUE TO CREATE VALUE FOR STOCKHOLDERS

Your Board and management team have taken decisive steps to turn around and revitalize The Children’s Place since Mr. Dabah was forced to resign as CEO in September 2007 after Deloitte & Touche, then the Company’s auditors, told the Board it was no longer willing to rely on his representations in connection with its audits.

The Company’s nominees, Sally Frame Kasaks, Malcolm Elvey, and Norman Matthews, who currently sit on the Company’s Board, have extensive industry experience and outstanding corporate governance credentials. Ms. Kasaks and Mr. Elvey have been influential in overseeing the dramatic improvement in the Company’s financial and operational performance following Mr. Dabah’s resignation and in the short period that Mr. Matthews has been a director, his unparalleled knowledge of retail and specialty apparel has been a tremendous asset.

Sally Frame Kasaks

Ms. Kasaks has served as a director of our company since 2000, as lead director since August 2005 and as acting Chair since January 2007. Ms. Kasaks is currently a director and employee of Pacific Sunwear of California, Inc. Until June 2009, Ms. Kasaks served as Chair and Chief Executive Officer of Pacific Sunwear, a position she assumed in May 2007 after having served as interim Chief Executive Officer of the company since October 2006. Ms. Kasaks voluntarily resigned as Chair and Chief Executive Officer in June 2009 upon completion of a successful search for her successor and in connection with Pacific Sunwear’s decision to appoint an independent director as Chairman of its Board of Directors. From 1997 to May 2007, Ms. Kasaks served as a retail and marketing business consultant to a number of retailers through ISTA Incorporated. From 1983 to 1985 and again from 1992 to 1996, Ms. Kasaks served as the Chief Executive Officer of Ann Taylor Stores, Inc. Ms. Kasaks has also served as Chief Executive Officer of both Abercrombie & Fitch and Talbots, Inc. During her career, Ms. Kasaks has served as a director to numerous companies, including Coach, Inc., Tuesday Morning, Inc., The White House, Inc., Cortefiel S.A and Crane & Co., Inc. In addition, Ms. Kasaks has served as Advisor to the board of the Army Air Force Exchange Service (AAFES).

Malcolm Elvey

Mr. Elvey is currently Managing Partner of Collaborative Capital, a venture capital fund focused on early-stage technology companies. From 2004 to 2006, Mr. Elvey served as the Chief Executive Officer of LimoRes.net, a ground transportation company he helped found in New York. Mr. Elvey has also founded other companies, most notably, Esquire Communications, Ltd., a court reporting and legal services company, and Metro Cash & Carry, a publicly-traded South African warehouse club. Prior to founding Esquire Communications, Mr. Elvey served for two years as a board member and as head of several divisions of ADT Ltd., a nationally recognized electronic security services provider. During his career,

Mr. Elvey has served on the boards of public companies in the United States, Italy, the United Kingdom and South Africa, most notably, Pritchard Services and The Hawley Group, both United Kingdom-based companies. Mr. Elvey also coaches and runs workshops for public, private and not-for-profit organizations. He has been a member of the Young President’s Organization/World President’s Organization (YPO/WPO) since 1973 and has been an adjudicator of business plans at the Columbia Business School since 1999. Mr. Elvey has an MBA from the University of Cape Town, South Africa and is a chartered accountant. He has served as a director of The Children’s Place since December 2002.

Norman Matthews

Mr. Matthews currently serves on the boards of The Progressive Corporation, Henry Schein, Inc., and Finlay Enterprises, Inc. Previously, he served on the boards of Sunoco, Inc., Toys “R” Us, Inc., and Federated Department Stores. Mr. Matthews served as President of Federated Department Stores until his retirement in 1988. He joined Federated Department Stores in 1978 as Chairman - Gold Circle Stores Division. He was promoted to Executive Vice President of Federated Department Stores in 1982, to Vice Chairman in 1984 and to President in 1987. Prior to joining Federated Department Stores, Mr. Matthews served as Senior Vice President, General Merchandise Manager for E.J. Korvette, and as Senior Vice President, Marketing and Corporate Development for Broyhill Furniture Industries. In 2005, Mr. Matthews was named as one of eight outstanding directors by the Outstanding Directors Exchange. Mr. Matthews has served as a director of the Children’s Place since March 2009.

SUPPORT THE COMPANY’S HIGHLY QUALIFIED, INDEPENDENT INCUMBENT DIRECTORS

— VOTE THE WHITE PROXY CARD TODAY —

Do NOT return any gold proxy card you may receive from Mr. Dabah.  Do NOT authorize a proxy to vote your shares for Mr. Dabah’s nominees. If you have already returned a gold proxy card to Mr. Dabah or otherwise authorized a proxy to vote your shares for his nominees, it is not too late to change your vote. To revoke your prior proxy and change your vote, simply sign, date, and return the enclosed WHITE proxy card today in the postage-paid envelope provided. Only your latest dated proxy will be counted.

MacKenzie Partners Inc. is assisting The Children’s Place with its efforts to solicit proxies. If you have any questions about voting your shares, please call MacKenzie Partners Inc. toll-free at (800) 322-2885 (or call collect at (212) 929-5500) or email: childrensplace@mackenziepartners.com.

Every stockholder’s vote is important, regardless of how many shares you own. To ensure your vote is counted, vote by telephone or Internet now or mail in your vote today on the WHITE proxy card.

Thank you for your continued support.

Very truly yours,

Charles Crovitz
Interim Chief Executive Officer
and Member of the Board of Directors

* The Children’s Place peers include: ARO - Aeropostale, DBRN - Dress Barn, CHS - Chico’s, GYMB - Gymboree, DEST - Destination Maternity, RL - Ralph Lauren, MW - Men’s Warehouse, TLB - Talbots, PVH - Philip Van Heusen, AEO - American Eagle, CHRS - Charming Shoppes, BONT - Bon-Ton, ANF - Abercrombie & Fitch, ANN - Ann Taylor and PSUN - Pacific Sunwear.

The Children’s Place Board of Directors urges stockholders to vote the WHITE card promptly. If stockholders have any questions or need assistance in voting, please call MacKenzie Partners, Inc. who is acting as The Children’s Place proxy solicitor and can be reached toll-free at (800) 322-2885 or collect at (212) 929-5500. They can also be reached by e-mail at childrensplace@mackenziepartners.com.

About The Children’s Place Retail Stores, Inc.

The Children’s Place Retail Stores, Inc. is a leading specialty retailer of children’s merchandise. The Company designs, contracts to manufacture and sells high-quality, value-priced merchandise under the proprietary “The Children’s Place” brand name. As of July 4, 2009, the Company owned and operated 936 The Children’s Place stores and an online store at www.childrensplace.com.

Forward-Looking Statements

This press release may contain certain forward-looking statements regarding future circumstances. These forward-looking statements are based upon the Company’s current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results to differ materially.  Some of these risks and uncertainties are described in the Company’s filings with the Securities and Exchange Commission, including in the “Risk Factors” section of its annual report on Form 10-K for the fiscal year ended January 31, 2009. Included among the risks and uncertainties that could cause actual results, events and performance to differ materially are the risk that the Company will be unsuccessful in gauging fashion trends and changing consumer preferences, and the risks resulting from the highly competitive nature of the Company’s business and its dependence on consumer spending patterns, which may be affected by the downturn in the economy.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. The inclusion of any statement in this release does not constitute an admission by the Company or any other person that the events or circumstances described in such statement are material.

Important Information

The Company filed a definitive proxy statement and other relevant documents concerning the 2009 Annual Meeting of Stockholders with the United States Securities and Exchange Commission (“SEC”) on June 16, 2009, further supplemented on July 14, 2009. The Company has provided stockholders with the definitive proxy statement. The Company advises stockholders to read the definitive proxy statement because it contains important information about the election of directors and any other matters to be presented at the 2009 Annual Meeting of Stockholders. Stockholders may obtain free copies of the definitive proxy statement and other documents the Company files with the SEC at the SEC’s website at www.sec.gov. They may also access a copy of the company’s definitive proxy statement by accessing

www.viewourmaterial.com/plce. In addition, stockholders may obtain a free copy of the definitive proxy statement and other related documents by contacting MacKenzie Partners toll-free at (800) 322-2885 or call collect at (212) 929-5500.

The Company, its directors, some of its executive officers and certain other of its employees are participants in the solicitation of proxies in respect of the matters to be considered at the 2009 Annual Meeting of Stockholders.  Information about the participants is set forth in the definitive proxy statement. Information about the participants’ direct or indirect interests in the matters to be considered at the Annual Meeting is also contained in the proxy statement referred to above.

CONTACT:

Investors

Jane Singer

Vice President, Investor Relations, The Children’s Place Retail Stores, Inc.

(201) 453-6955

Media:

George Sard/Paul Caminiti/Nathaniel Garnick

Sard Verbinnen & Co

(212) 687-8080

July 23, 2009

COMPANY NOMINEES RECEIVE UNANIMOUS ENDORSEMENT FROM ALL FOUR

INDEPENDENT PROXY ADVISORY FIRMS

To Our Stockholders:

The Company’s Annual Meeting is rapidly approaching and it is crucial that all stockholders of The Children’s Place cast their votes on the WHITE proxy card accompanying this letter as soon as possible.  Recently, the Company’s highly qualified and independent nominees have received the endorsement of all four independent proxy advisory firms whose clients include hundreds of institutional investors, mutual funds, money managers and other fiduciaries.  These firms are unanimous in recommending that The Children’s Place stockholders vote FOR the Company’s three nominees, Sally Frame Kasaks, Malcolm Elvey and Norman Matthews — and that stockholders DO NOT VOTE FOR Mr. Dabah’s hand-picked nominees or his bylaw proposal.

As you know, under the current Board and management team, The Children’s Place has been revitalized and is now positioned as a leading value-oriented retailer of children’s apparel and accessories.  We urge stockholders to vote to protect the value of their investment by supporting the Company’s highly qualified and independent incumbent nominees.  Since Ezra Dabah was forced to resign as CEO in September 2007, The Children’s Place has generated strong results and the Company’s stock price has significantly outperformed its peers* under the leadership of your current Board and management. The Company is proud of its track record of creating value and asks for your support to continue to build on the Company’s recent successes.  In fact, The Children’s Place stock price is up 22% since new leadership was installed following Mr. Dabah’s resignation, while the S&P Retail Index is down 29% during that period.

OBJECTIVE THIRD PARTIES UNANIMOUSLY RECOMMEND STOCKHOLDERS VOTE
FOR ALL THREE COMPANY NOMINEES ON THE WHITE CARD!

We are pleased that RiskMetrics Group (formerly ISS), Glass Lewis & Co., PROXY Governance, Inc. and Egan-Jones Proxy Services, the four trusted independent voices for investors, have recommended that The Children’s Place stockholders cast their votes FOR all three of the Company’s nominees, Sally Frame Kasaks, Malcolm Elvey, and Norman Matthews, at the upcoming Annual Meeting.  These four firms have also recommended that stockholders DO NOT VOTE FOR Ezra Dabah’s three hand-picked nominees or his bylaw proposal. These third-party endorsements further underscore our strong belief that the Company’s highly qualified independent directors are best suited to lead The Children’s Place forward and that it is NOT in stockholders best interests to provide Mr. Dabah with any more representation on the Board.

In its analysis, RiskMetrics noted:

•                  “RMG…recommends that shareholders support the incumbent nominees and vote FOR Ms. Kasaks, and Messrs. Elvey and Matthews.”

•                  “Comparatively, PLCE’s share price has outperformed its peer group since Mr. Crovitz’s appointment as the CEO in Sept 2007.”

•                  “…our findings show that the company’s financial performance since Mr. Crovitz has been CEO overall demonstrates positive performance relative to the company’s peers.”

•                  “…we ascribe 2008 performance to Crovitz as he was directly involved with the daily running of the business from that fiscal year onward.”

•                  “…shareholders seem to have benefited from the oversight provided by the interim management as indicated by PLCE’s share price performance since Mr. Crovitz’s appointment in Sept 2007.”

•                  “…Wall Street also seems to be generally supportive of the interim management and incumbent board’s performance…”

In its analysis, Glass Lewis noted:

•                  “…we recommend that shareholders vote FOR all management nominees on the WHITE card.”

•                  “…the board and management team have performed well since late 2007.  The executive management has implemented a number of strategic and operational changes which have yielded positive results. We note that the Company’s stock price has outperformed its peers over the period beginning on September 25, 2007, the date after the resignation of Mr. Dabah as CEO, and ending on May 5, 2009, the date that the Dissident notified the Company that it would initiate its proxy contest. We observed that the Company’s stock increased 37% during this period while a broad index of 15 retail peers declined 43.3% and an index of large retail competitors increased just 3.4%.”

•                  “…we find no reason to believe that the current board and management team are not acting in the best interests of shareholders. The board and management proactively addressed a number of substantial internal problems and implemented new growth strategies.”

•                  “…the Dissident currently holds two seats on the board which provides adequate access to the remainder of the board to solicit support for the Committee’s growth strategies and is roughly equivalent to its economic stake in the Company.”

In its analysis, PROXY Governance noted:

•                  “We believe that the current board - in restoring the company’s operating and fiscal health over the nearly two years since dissident Dabah stepped down as CEO, and in its strategic vision for the company’s future success - has demonstrated compelling stewardship and a significant commitment to the best interests of all shareholders, and should be granted additional latitude - including shareholder support for the three incumbent directors standing for re-election at this meeting - to pursue its strategic plan.”

•                  “Simply as a specialty retailer in a deep recession - let alone as a company which exited the 2007 holiday season with huge levels of unsold inventory, heavy balances remaining on its credit lines going into a quarter when retailers generate little cash, and a former CEO intent on regaining control by forcing a sale, prosecuting a proxy contest, and suing the board to obtain an earlier annual meeting date - this board’s performance has been spectacular.”

•                  “The company’s performance since Dabah stepped down as CEO, as many equity analysts have noted, is much more complex than ‘just’ cutting costs - and much more likely to achieve future success than the trajectory established in Dabah’s final years as CEO.”

•                  “The growing liquidity risk at the end of Dabah’s tenure - driven not just by huge capital drains and underwhelming operating performance of his big box strategy, but by an operating response to grow inventory 24% year-over-year despite weakening demand signals in a peak selling season - speaks volumes about the difference between having a vision for the future and operating a public company in the best interests of all shareholders.”

In its analysis, Egan-Jones noted:

•                  “We believe that the management ballot deserves our support.”

•                  “…we believe election of the slate of director nominees presented by the management is in the best interest of the Company and its shareholders.”

•                  “We are of the view that election of the Committee’s [Mr. Dabah’s] nominees would not contribute meaningfully to the quality of the Company’s board of directors.”

•                  “…the Committee [Mr. Dabah] has failed to persuade us that support of its ballot would operate to the benefit of all shareholders during a challenging retail environment.”

We urge stockholders to follow the UNANIMOUS recommendation of the four independent proxy voting advisory firms and vote to protect the value of their investment by supporting the Company’s independent nominees.

THE CHILDREN’S PLACE HAS THE RIGHT BOARD IN PLACE
TO CONTINUE TO CREATE VALUE FOR STOCKHOLDERS

Your Board and management team have taken decisive steps to turn around and revitalize The Children’s Place since Mr. Dabah was forced to resign as CEO in September 2007 after Deloitte & Touche, then the Company’s auditors, told the Board it was no longer willing to rely on his representations in connection with its audits.

The Company’s nominees, Sally Frame Kasaks, Malcolm Elvey, and Norman Matthews, who currently sit on the Company’s Board, have extensive industry experience and outstanding corporate governance credentials. Ms. Kasaks and Mr. Elvey have been influential in overseeing the dramatic improvement in the Company’s financial and operational performance following Mr. Dabah’s resignation and in the short period that Mr. Matthews has been a director, his unparalleled knowledge of retail and specialty apparel has been a tremendous asset.

Sally Frame Kasaks

Ms. Kasaks has served as a director of our company since 2000, as lead director since August 2005 and as acting Chair since January 2007. Ms. Kasaks is currently a director and employee of Pacific Sunwear of California, Inc. Until June 2009, Ms. Kasaks served as Chair and Chief Executive Officer of Pacific Sunwear, a position she assumed in May 2007 after having served as interim Chief Executive Officer of the company since October 2006. Ms. Kasaks voluntarily resigned as Chair and Chief Executive Officer in June 2009 upon completion of a successful search for her successor and in connection with Pacific Sunwear’s decision to appoint an independent director as Chairman of its Board of Directors. From 1997 to May 2007, Ms. Kasaks served as a retail and marketing business consultant to a number of retailers through ISTA Incorporated. From 1983 to 1985 and again from 1992 to 1996, Ms. Kasaks served as the Chief Executive Officer of Ann Taylor Stores, Inc. Ms. Kasaks has also served as Chief Executive Officer of both Abercrombie & Fitch and Talbots, Inc. During her career, Ms. Kasaks has served as a director to numerous companies, including Coach, Inc., Tuesday Morning, Inc., The White House, Inc., Cortefiel S.A and Crane & Co., Inc. In addition, Ms. Kasaks has served as Advisor to the board of the Army Air Force Exchange Service (AAFES).

Malcolm Elvey

Mr. Elvey is currently Managing Partner of Collaborative Capital, a venture capital fund focused on early-stage technology companies. From 2004 to 2006, Mr. Elvey served as the Chief Executive Officer of LimoRes.net, a ground transportation company he helped found in New York. Mr. Elvey has also founded other companies, most notably, Esquire Communications, Ltd., a court reporting and legal services company, and Metro Cash & Carry, a publicly-traded South African warehouse club. Prior to founding Esquire Communications, Mr. Elvey served for two years as a board member and as head of several divisions of ADT Ltd., a nationally recognized electronic security services provider. During his career, Mr. Elvey has served on the boards of public companies in the United States, Italy, the United Kingdom and South Africa, most notably, Pritchard Services and The Hawley Group, both United Kingdom-based companies. Mr. Elvey also coaches and runs workshops for public, private and not-for-profit organizations. He has been a member of the Young President’s Organization/World President’s Organization (YPO/WPO) since 1973 and has been an adjudicator of business plans at the Columbia Business School since 1999. Mr. Elvey has an MBA from the University of Cape Town, South Africa and is a chartered accountant. He has served as a director of The Children’s Place since December 2002.

Norman Matthews

Mr. Matthews currently serves on the boards of The Progressive Corporation, Henry Schein, Inc., and Finlay Enterprises, Inc. Previously, he served on the boards of Sunoco, Inc., Toys “R” Us, Inc., and Federated Department Stores. Mr. Matthews served as President of Federated Department Stores until his retirement in 1988. He joined Federated Department Stores in 1978 as Chairman - Gold Circle Stores Division. He was promoted to Executive Vice President of Federated Department Stores in 1982, to Vice Chairman in 1984 and to President in 1987. Prior to joining Federated Department Stores, Mr. Matthews served as Senior Vice President, General Merchandise Manager for E.J. Korvette, and as Senior Vice

President, Marketing and Corporate Development for Broyhill Furniture Industries.  In 2005, Mr. Matthews was named as one of eight outstanding directors by the Outstanding Directors Exchange.  Mr. Matthews has served as a director of the Children’s Place since March 2009.

SUPPORT THE COMPANY’S HIGHLY QUALIFIED, INDEPENDENT INCUMBENT DIRECTORS

— VOTE THE WHITE PROXY CARD TODAY —

Do NOT return any gold proxy card you may receive from Mr. Dabah.  Do NOT authorize a proxy to vote your shares for Mr. Dabah’s nominees. If you have already returned a gold proxy card to Mr. Dabah or otherwise authorized a proxy to vote your shares for his nominees, it is not too late to change your vote. To revoke your prior proxy and change your vote, simply sign, date, and return the enclosed WHITE proxy card today in the postage-paid envelope provided. Only your latest dated proxy will be counted.

MacKenzie Partners Inc. is assisting The Children’s Place with its efforts to solicit proxies. If you have any questions about voting your shares, please call MacKenzie Partners Inc. toll-free at (800) 322-2885 (or call collect at (212) 929-5500) or email: childrensplace@mackenziepartners.com.

Every stockholder’s vote is important, regardless of how many shares you own. To ensure your vote is counted, vote by telephone or Internet now or mail in your vote today on the WHITE proxy card.

Thank you for your continued support.

Very truly yours,

Charles Crovitz
Interim Chief Executive Officer
and Member of the Board of Directors

* The Children’s Place peers include: ARO - Aeropostale, DBRN - Dress Barn, CHS - Chico’s, GYMB - Gymboree, DEST - Destination Maternity, RL - Ralph Lauren, MW - Men’s Warehouse, TLB - Talbots, PVH - Philip Van Heusen, AEO - American Eagle, CHRS - Charming Shoppes, BONT - Bon-Ton, ANF - Abercrombie & Fitch, ANN - Ann Taylor and PSUN - Pacific Sunwear.

Important Information

The Company filed a definitive proxy statement and other relevant documents concerning the 2009 Annual Meeting of Stockholders with the United States Securities and Exchange Commission (“SEC”) on June 16, 2009, further supplemented on July 14, 2009. The Company has provided stockholders with the definitive proxy statement. The Company advises stockholders to read the definitive proxy statement because it contains important information about the election of directors and any other matters to be presented at the 2009 Annual Meeting of Stockholders. Stockholders may obtain free copies of the definitive proxy statement and other documents the Company files with the SEC at the SEC’s website at www.sec.gov. They may also access a copy of the company’s definitive proxy statement by accessing www.viewourmaterial.com/plce. In addition, stockholders may obtain a free copy of the definitive proxy statement and other related documents by contacting MacKenzie Partners toll-free at (800) 322-2885 or call collect at (212) 929-5500.

The Company, its directors, some of its executive officers and certain other of its employees are participants in the solicitation of proxies in respect of the matters to be considered at the 2009 Annual Meeting of Stockholders.  Information about the participants is set forth in the definitive proxy statement. Information about the participants’ direct or indirect interests in the matters to be considered at the Annual Meeting is also contained in the proxy statement referred to above.

PLEASE VOTE YOUR WHITE PROXY TODAY

If you have any questions or need assistance in voting your WHITE proxy card, please call:

105 Madison Avenue

New York, New York 10016

childrensplace@mackenziepartners.com

Call Collect: (212) 929-5500

or

Toll-Free (800) 322-2885